UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2005

Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15535 (Commission File Number)	13-3115216 (IRS Employer Identification No.)

701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779-7410 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (631) 981-9700

701 Koehler Avenue, Suite 2, Ronkonkoma, New York 11779-7410 (Address of principal executive offices) (Zip Code)

Item 8.01	Other Events Lakeland Industries, Inc. to increase prices on its Tyvek® and Tychem® Garment Lines.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2005	LAKELAND INDUSTRIES, INC /s/ Christopher J. Ryan Christopher J. Ryan President

Table of Contents

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of press release issued by Lakeland Industries, Inc., dated October 25, 2005, titled "Lakeland Industries Inc. announces an increase in its Tyvek® General Protection and Tychem® Contamination Control Garment Prices.